UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 28, 2008

MAGUIRE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-31717 (Commission File Number)	04-3692625 (IRS Employer Identification Number)

1733 Ocean Avenue, Suite 400 Santa Monica, California (Address of principal executive offices)	90401 (Zip Code)

(Registrant’s telephone number, including area code)
310-857-1100

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits

Signatures
Exhibit 99.1

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibit attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose.  Such information shall not be deemed incorporated by reference into any filing, regardless of any general incorporation language in such filing.

On April 28, 2008, the Special Committee of our board of directors issued a press release announcing that it had received an expression of interest from Robert F. Maguire III, our chairman and chief executive officer, a copy of which is furnished as Exhibit 99.1 herewith.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired: None

(b)           Pro forma financial information: None

(c)           Shell company transactions: None

(d)           Exhibits:

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1*	Press release dated April 28, 2008 regarding an expression of interest received by the Special Committee from Mr. Maguire

*	Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGUIRE PROPERTIES, INC.
Registrant

/s/	MARTIN A. GRIFFITHS
Martin A. Griffiths
Executive Vice President and
Chief Financial Officer
(Principal financial officer)

Dated:                 April 28, 2008